Exhibit 99.2

Advent Technologies Inc. to Combine With AMCI Acquisition Corp., Creating a Leading Next Generation Fuel Cell Technology Company

Transaction proceeds to support development and manufacturing of critical components for a diversified range of high-growth new energy markets

The post-closing company will be named Advent Technologies Holdings, Inc. and will be listed on the Nasdaq

Advent shareholders will roll 100% of their equity holdings into the combined company

Joint investor conference call scheduled for today at 11:00 am EST

CAMBRIDGE, MASS. & NEW YORK (BUSINESS WIRE) – October 13, 2020 – Advent Technologies Inc. (“Advent”), an innovation-driven company in the fuel cell and hydrogen technology space, and AMCI Acquisition Corp. (NASDAQ: AMCI) (the “Company” or “AMCI”), a special purpose acquisition company, today announced that they have entered into a definitive agreement and plan of merger (the “Merger Agreement”) for a business combination that would result in Advent becoming part of a publicly listed company as a wholly-owned subsidiary of AMCI. Upon the closing of the transaction, the combined company will operate as Advent Technologies Holdings, Inc., and its common stock will be listed on Nasdaq. The combined company will continue to operate under the current Advent management team, led by Chief Executive Officer, Vasilis Gregoriou.

The capital from this transaction, combined with AMCI’s expertise, will advance the development and manufacturing of Advent’s next-generation fuel cell technology for the markets of transportation, aviation, and off-grid power generation.

Advent CEO Vasilis Gregoriou said, “We are very excited about this transaction and believe the business combination with AMCI will allow Advent to advance the development and manufacturing of our platform technology to unlock the hydrogen economy. Our fuel cell technology addresses the biggest problems of the hydrogen economy: the cost of infrastructure and the total cost of ownership. Our products are already in the market and we believe that the exposure and access to capital from the Nasdaq listing will allow us to accelerate product and business development efforts.”

AMCI CEO William Hunter said, “We are incredibly excited to partner with Advent and drive the next phase of its growth. As an innovation-driven company, Advent is led by an experienced management team with deep technical knowledge and a strategy of becoming the leader in material and components innovation for the fuel cell industry. Advent is well positioned for significant growth opportunities given its proven business model and complementary technology across multiple markets. We expect that the combination will allow us to drive significant value creation by participating in such a dynamic and high-demand sector.”

Advent Technologies Investment Highlights:

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Advent’s technology represents the missing piece in fuel cells and advanced materials to unlock the hydrogen economy – Advent’s High Temperature Proton Exchange Membranes and Membrane Electrode Assemblies are not only critical to advanced fuel cells, but help dramatically reduce the costs and increase the life and durability of the products to the end-user.

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Advent’s technology is market agnostic – Unlike traditional fuel cells that require a hydrogen infrastructure, Advent’s fuel cells can work with lower-carbon fuels available today (methanol, ethanol, natural gas) and zero-carbon liquid fuels available soon. Thus, Advent can deliver the promise of the hydrogen economy while limiting the cost of hydrogen infrastructure. Advent’s materials and components also have applications across other non-fuel cell markets including energy storage, electrochemical sensors, and green hydrogen production.

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Advent is positioned for growth – Advent’s MEA products are already being used and tested for use by a number of top tier customers and the Company will be able to scale to a broad customer base across multiple markets.

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Advent has a proven business model – Advent has a proven, scalable business model that delivers consistent and recurring revenue, with an approximately $100m revenue opportunity per 1GW of customer demand.

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Experienced management team with operational and technical expertise – Advent’s management team has a proven track record of technological development and commercialization, delivering breakthrough technology in partnership with world-class research centers. The team is highly skilled in production ramp-up and ready to execute on the combined company’s growth plan.

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Attractive valuation – The transaction valuation is extremely favorable relative to the existing comparable companies in the space. This provides a potential upside for new and existing shareholders to see significant performance in the share price going forward.

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Support from Advent shareholders – Advent’s existing shareholders will be rolling 100% of their equity into the combined company (subject to Advent stockholder approval of the transaction) exhibiting their confidence in the growth prospects of Advent.

Transaction Overview

The business combination values Advent at a $358 million pro forma post-money enterprise value at a share price of $10.00, assuming no redemptions by AMCI shareholders and no purchase price adjustments. The boards of directors of both Advent and AMCI have unanimously approved the proposed transaction, which is expected to be completed in the fourth quarter of 2020 or early 2021, subject to, among other things, the approval by AMCI's shareholders and Advent’s shareholders, satisfaction of the conditions stated in the Merger Agreement and other customary closing conditions.  In connection with the business combination, AMCI will also amend its warrants at the closing of the business combination to cash-out all of its outstanding warrants for a payment of $1.50 per warrant, subject to approval by its warrantholders.

Advisors

Cantor Fitzgerald is serving as financial advisor and Ropes & Gray LLP is serving as legal advisor to Advent. Jefferies LLC is serving as capital markets advisor and Ellenoff, Grossman & Schole LLP is serving as legal advisor to AMCI.

Conference Call Information

AMCI Acquisition Corp and Advent Technologies will host a joint investor conference call to discuss the proposed transaction Tuesday, October 13, 2020 at 11:00 am EST. The webcast will be accompanied by a detailed investor presentation.

Date: Tuesday, October 13, 2020
Time: 11:00 a.m. Eastern time
Toll-free dial-in number: (888) 753-4238
International dial-in number: (574) 941-1785
Conference ID: 2284104

The conference call will be broadcast live and available for replay here.

Toll-free replay number: (800) 585-8367
Replay ID: 2284104

About Advent Technologies

Advent Technologies is an innovation-driven company in the fuel cell and hydrogen technology space. Our vision is to accelerate electrification through advanced materials, components, and next-generation fuel cell technology. Our technology applies to electrification (fuel cells) and energy storage (flow batteries, hydrogen production) markets, which we commercialize through partnerships with Tier1s, OEMs, and System Integrators.

About AMCI Acquisition Corp.

AMCI Acquisition Corp. (NASDAQ: AMCI) is a blank check company incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses that are critical to the growing urbanization, electrification and infrastructure needs of the world. AMCI consummated its initial public offering on the Nasdaq Capital Market in November 2018.

Forward-Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from the Company’s or Advent’s expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the ability of the Company to meet Nasdaq listing standards following the transaction and in connection with the consummation thereof; (iii) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders or warrantholders of the Company or the stockholders of Advent or other reasons; (iv) the failure to meet the minimum cash requirements of the Merger Agreement due to Company stockholder redemptions and the failure to obtain replacement financing; (v) the failure to meet projected development and production targets; (vi) costs related to the proposed transaction; (vii) changes in applicable laws or regulations; (viii) the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability; (ix) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (x) the effect of the COVID-19 pandemic on the Company and Advent and their ability to consummate the transaction; and (xi) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by the Company.

Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in the Company’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, the definitive proxy statement filed by the Company with the SEC on October 1, 2020 wherein the Company is seeking stockholder approval to extend the date by which the Company has to consummate a business combination from October 20, 2020 until February 22, 2021 (the “Extension Proxy”), and in the preliminary and definitive proxy statements to be filed by the Company with the SEC regarding the transaction when available. The Company's SEC filings are available publicly on the SEC's website at www.sec.gov. The Company disclaims any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, the Company intends to file with the SEC a registration statement on Form S-4 registering the shares to be issued to Advent securityholders and containing a proxy statement for meetings of shareholders and warrantholders of the Company to approve the transactions, and will mail the registration statement and definitive proxy statement and other relevant documents to Advent’s securityholders and the Company’s stockholders and warrantholders. Investors and security holders of the Company and Advent are advised to read, when available, the registration statement, proxy statement, and amendments thereto, in connection with the offering of the shares to Advent’s securityholders in the transaction and the Company's solicitation of proxies for its stockholders' meeting and warantholders’ meeting to be held to approve the transactions because such documents will contain important information about the transaction and the parties to the transaction. The definitive proxy statement will be mailed to stockholders and warrantholders of the Company as of a record date to be established for voting on the transactions. Company stockholders and warrantholders and other interested parties will also be able to obtain copies of the registration statement and proxy statement, without charge, once available, at the SEC's website at www.sec.gov or by directing a request to: AMCI Acquisition Corp., 1501 Ligonier Street, Suite 370, Latrobe, PA.

Participants in Solicitation

The Company and Advent and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders and warrantholders and Advent’s securityholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in the Company of directors and officers of the Company in the Company's Extension Proxy, which was filed with the SEC on October 1, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company's securityholders and Advent’s securityholders in connection with the proposed transaction will be set forth in the registration statement/proxy statement for the proposed transaction when available. Information concerning the interests of the Company's and Advent’s participants in the solicitation, which may, in some cases, be different than those of the Company's and Advent’s securityholders generally, will be set forth in the registration statement/proxy statement relating to the transactions when it becomes available.

Contacts

Sloane & Company
Dan Zacchei / Joe Germani
dzacchei@sloanepr.com / jgermani@sloanepr.com